Exhibit 1(iii) under Form N-1A
                      Exhibit 3(a) under Item 601/Reg. S-K

                                                December 15, 1993




Ms. Sheila Burke
The Commonwealth of Massachusetts
Office of the Secretary of State
Room 1712 - Trust Division
One Ashburton Place
Boston, Massachusetts  02108

      Re:  FIRST PRIORITY FUNDS

Dear Ms. Burke:

I, S. Elliott Cohan, Assistant Secretary of First Priority Funds, am writing to inform you that on November 18, 1993, the Board of Trustees voted to change the Resident Agent of said Trust, from 176 Federal Street, Boston, Massachusetts 02110 to Donnelly, Conroy & Gelhaar, One Post Office Square, Boston, Massachusetts 02109-2105. Please return a date stamped copy of the change.

                                                Very truly yours,


                                                /s/ S. Elliott Cohan
                                                S. Elliott Cohan
                                                Assistant Secretary

                              FIRST PRIORITY FUNDS

                                 Amendment No. 4
                              DECLARATION OF TRUST
                             dated October 15, 1991



         This Declaration of Trust is amended as follows:

         Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

         "Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII,
            Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

                    First Priority Balanced Fund
                    First Priority Equity Fund
                      Investment Shares
                      Trust Shares
                    First Priority Equity Income Fund
                    First Priority Fixed Income Fund
                      Investment Shares
                      Trust Shares
                    First Priority Treasury Money Market Fund
                      Investment Shares
                      Trust Shares
                    First Priority Limited Maturity Government Fund"

         The undersigned Assistant Secretary of First Priority Funds hereby certifies that the above stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees on the 16th day of November, 1994.

         WITNESS the due execution hereof this 16th day of November, 1994.

/s/ Jay S. Neuman
Jay S. Neuman,
Assistant Secretary

                              FIRST PRIORITY FUNDS

                                 Amendment No. 5
                              DECLARATION OF TRUST
                             dated October 15, 1991



         This Declaration of Trust is amended as follows:

         Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

         "Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII,
            Section 8, INTER ALIA, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

                    First Priority Balanced Fund
                    First Priority Growth Fund
                      Investment Shares
                      Trust Shares
                    First Priority Value Fund
                    First Priority Fixed Income Fund
                      Investment Shares
                      Trust Shares
                    First Priority Treasury Money Market Fund
                      Investment Shares
                      Trust Shares
                    First Priority Limited Maturity Government Fund"

         The undersigned Assistant Secretary of First Priority Funds hereby certifies that the above stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees on the 31st day of January, 1996.

         WITNESS the due execution hereof this 3rd day of January, 1996.


/s/ Jay S. Neuman
Jay S. Neuman,
Assistant Secretary